Exhibit 99.2

Annuity & Life Re (Holdings), Ltd.
Quarterly Statement of Net Income and Other Financial Data

	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002
Revenues
Net Premiums	$9,906,337	$10,348,881	$14,310,641	$18,385,942	$28,657,263	$58,563,721	$61,365,914	$89,090,406	$84,934,401
Investment Income	4,780,211	3,844,066	9,250,735	(1,101,429)	16,250,225	5,734,738	8,158,689	20,055,130	31,127,396
Realized gains (losses)	(84,868)	(137,885)	678,925	(101,432)	(52,025)	4,896,176	1,663,868	8,935,951	9,297,351
Net Change in FV of ED’s	565,939	518,786	607,388	1,846,939	2,808,427	(1,717,537)	13,754,859	(7,591,580)	(13,277,823)
Other Revenue	1,024,405	1,510,568	1,074,932	1,235,993	1,667,997	3,002,778	1,390,247	2,549,743	3,549,362

Total Revenues	$16,192,024	$16,084,416	25,922,621	20,266,013	49,331,887	70,479,876	86,333,577	113,039,650	115,630,687

Benefits and Expenses
Claims and Benefits	$5,669,394	$8,769,049	$10,244,658	$19,413,255	19,075,004	84,425,206	75,089,440	127,768,226	91,381,831
Annuity Interest	5,513,653	1,822,643	3,529,250	(2,750,729)	7,642,151	4,217,542	4,871,759	14,154,754	18,345,349
Policy Acquisition & Insurance costs	5,693,745	4,654,527	8,180,997	8,620,567	22,796,448	44,631,210	52,501,064	52,177,650	17,492,342
Financing Costs	—	—	—	—	—	—	—	6,867,795	3,731,580
Operating Expenses	2,410,937	7,268,575	2,767,362	2,160,343	3,605,189	5,922,358	6,346,130	11,951,126	3,826,602

Total Benefits and Expenses	$19,287,729	$22,514,794	24,722,267	27,443,436	53,118,792	139,196,316	138,808,393	212,919,551	134,777,704
Cumulative Effect	—	—	(365,960)	—	—	—	—	—	—

Net Income (Loss)	$(3,095,705)	$(6,430,378)	$834,394	$(7,177,423)	$(3,786,905)	$(68,716,440)	$(52,474,816)	$(99,879,901)	$(19,147,017)

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	(84,868)	(137,885)	678,925	(101,432)	(52,025)	4,896,176	1,663,868	8,935,951	9,297,351
Net Change in FV of ED’s (3)	565,939	518,786	607,388	1,846,939	2,808,427	(1,717,537)	13,754,859	(7,591,580)	(13,277,823)
Change in DAC Amort from ED’s	—	—	—	—	—	—	(6,953,904)	981,124	5,790,244
Shareholder lawsuit settlement	—	(5,000,000)	—	—	—	—	—	—	—
Transamerica	(2,058,655)	(1,779,533)	930,342	602,126	(4,449,469)	(102,918)	883,041	(2,799,031)	2,000

Operating (Loss) Income, X-TA	$(1,518,121)	$(31,746)	$(1,382,261)	$(9,525,056)	$(2,093,838)	$(71,792,162)	$(61,822,680)	$(99,406,365)	$(20,958,789)

Net Income (Loss) per Share
Basic
Shares	25,945,328	25,874,495	25,786,161	25,957,081	25,893,861	25,841,057	25,796,195	25,755,411	25,733,141
Earnings	$(0.12)	$(0.25)	$0.03	$(0.28)	$(0.15)	$(2.66)	$(2.03)	$(3.88)	$(0.74)
Diluted
Shares	25,945,328	25,874,495	26,126,451	25,957,081	25,893,861	26,324,716	26,325,845	26,089,620	26,100,766
Earnings	$(0.12)	$(0.25)	$0.03	$(0.28)	$(0.15)	$(2.66)	$(2.03)	$(3.88)	$(0.74)
Operating (Loss) Income, per fully diluted share X-TA (2)	$(0.06)	$(0.00)	$(0.05)	$(0.37)	$(0.08)	$(2.73)	$(2.35)	$(3.81)	$(0.80)
Life Insurance In force
Face Amount (000’s)	$15,340,800	$16,446,500	$16,695,700	$17,510,100	$30,488,600	$60,397,300	$68,989,300	$117,511,100	$150,948,700
Premium	$44,000,000	$51,200,000	$56,000,000	$54,580,000	$96,281,000	$156,300,000	$261,541,595	$261,541,595	$325,350,000
Annuity Deposits (000s)	$621,979	$643,402	$677,459	$670,718	$704,798	$815,685	$998,609	$1,443,143	$1,464,668
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	15.43%	46.70%	10.93%	11.73%	7.75%	8.20%	8.74%	9.91%	2.97%
YTD	22.03%	24.55%	10.93%	8.60%	8.30%	8.47%	8.74%	4.68%	2.94%
Book Value per Share (1)	$4.78	$4.81	$5.18	$5.11	$5.39	$5.52	$8.23	$10.28	$14.73

[Additional columns below]

(1) Computed as reported BV divided by outstanding shares.

(2) Utilizes fully diluted shares even if they are anti-dilutive.

(3) Includes cumulative effect of a change in accounting principle.

[Continued from above table, first column(s) repeated]

	6/30/2002	3/31/2002	12/31/01	9/30/01	6/30/01	3/31/01	12/31/00	9/30/00	6/30/00
Revenues
Net Premiums	$92,065,743	$78,006,891	$69,837,478	$66,813,664	$61,628,943	$53,513,153	$49,901,622	$44,588,022	$37,684,372
Investment Income	26,366,669	24,589,790	24,194,090	24,239,602	19,605,194	23,089,810	60,286,132	23,745,266	25,819,232
Realized gains (losses)	1,837,672	(321,708)	(195,145)	1,078,933	320,629	25,621	(1,133,867)	(702,549)	(2,417,880)
Net Change in FV of ED’s	(6,566,805)	1,590,098	8,596,369	(5,265,396)	1,846,981	(148,927)
Other Revenue	6,161,207	3,896,125	5,228,601	5,512,939	4,644,690	3,133,471	1,829,461	1,689,451	1,589,357

Total Revenues	119,864,486	107,761,196	107,661,393	92,379,742	88,046,437	79,613,128	110,883,348	69,320,190	62,675,081

Benefits and Expenses
Claims and Benefits	74,443,139	58,815,606	54,325,087	74,873,807	45,201,447	41,624,668	33,913,597	36,040,180	29,898,304
Annuity Interest	20,948,167	17,922,346	18,768,251	14,401,290	7,797,407	8,291,470	43,692,693	5,322,440	8,063,576
Policy Acquisition & Insurance costs	40,571,869	15,636,118	31,359,643	43,306,421	26,889,334	25,025,150	16,286,966	14,922,217	14,919,657
Financing Costs	1,053,037	1,295,704	1,200,000	—	—	—	—	—	—
Operating Expenses	3,142,272	3,657,792	3,719,608	2,478,698	2,689,045	2,665,070	3,926,303	2,328,514	2,165,313

Total Benefits and Expenses	140,158,484	97,327,566	109,372,589	135,060,216	82,577,233	77,606,358	97,819,559	58,613,351	55,046,850
Cumulative Effect	—	—	—	—	—	(3,665,735)	—	—	—

Net Income (Loss)	$(20,293,998)	$10,433,630	$(1,711,196)	$(42,680,474)	$5,469,204	$(1,658,965)	$13,063,789	$10,706,839	$7,628,231

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	1,837,672	(321,708)	(195,145)	1,078,933	320,629	25,621	(1,133,867)	(702,549)	(2,417,880)
Net Change in FV of ED’s (3)	(6,566,805)	1,590,098	8,596,369	(5,265,396)	1,846,981	(3,814,662)	—	—	—
Change in DAC Amort from ED’s	903,739	598,981	(2,730,908)	269,009	257,264	884,451	—	—	—
Shareholder lawsuit settlement	—	—	—	—	—	—	—	—	—
Transamerica	(24,123,300)	(2,300)	(15,778,360)	(22,024,398)	(7,222,726)	(7,020,468)	2,842,156	4,120,238	4,011,938

Operating (Loss) Income, X-TA	$7,654,696	$8,568,559	$8,396,848	$(16,738,622)	$10,267,056	$8,266,093	$11,355,500	$7,289,150	$6,034,173

Net Income (Loss) per Share
Basic
Shares	25,722,016	25,705,328	25,695,578	25,683,328	25,591,746	25,501,331	25,499,999	25,499,999	25,499,999
Earnings	$(0.79)	$0.41	$(0.07)	$(1.66)	$0.21	$(0.07)	$0.51	$0.42	$0.30
Diluted
Shares	26,755,190	26,968,835	27,813,418	28,534,245	28,211,313	27,960,971	27,676,641	27,419,525	27,311,063
Earnings	$(0.79)	$0.39	$(0.07)	$(1.66)	$0.19	$(0.07)	$0.47	$0.39	$0.28
Operating (Loss) Income, per fully diluted share X-TA (2)	$0.29	$0.32	$0.30	$(0.59)	$0.36	$0.30	$0.41	$0.27	$0.22
Life Insurance In force
Face Amount (000’s)	$137,182,089	$129,238,000	$117,400,000	$104,000,000	$91,105,000	$83,205,000	$77,016,000	$61,419,000	$55,467,000
Premium	$333,800,000	$310,400,000	$240,100,000	$227,000,000	$203,600,000	$184,900,000	$159,000,000	$140,600,000	$136,700,000
Annuity Deposits (000s)	$1,464,394	$1,503,144	$1,516,796	$1,629,042	$1,550,816	$1,553,352	$1,595,129	$1,480,004	$1,569,619
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	2.49%	3.45%	3.75%	2.54%	3.12%	3.34%	3.54%	3.36%	3.45%
YTD	2.92%	3.45%	3.19%	2.97%	3.23%	3.34%	3.39%	3.30%	3.27%
Book Value per Share (1)	$15.21	$15.78	$15.65	$15.91	$17.36	$17.33	$17.13	$16.43	$16.02

[Additional columns below]

(1)	Computed as reported BV divided by outstanding shares.

(2)	Utilizies fully diluted shares even if they are anti-dilutive.

(3)	Includes cumulative effect of a change in accounting principle.

[Continued from above table, first column(s) repeated]

	3/31/00	12/31/99	9/30/99	6/30/99	3/31/99	12/31/98	9/30/98	6/30/98
Revenues
Net Premiums	$36,230,006	$43,114,344	$21,101,366	$18,372,285	$18,247,102	$17,878,140	$10,065,750
Investment Income	26,797,697	26,724,547	19,528,879	20,677,325	18,159,060	14,464,369	5,366,566	4,299,615
Realized gains (losses)	(562,825)	(597,464)	(793,008)	(157,755)	263,458	1,505,617	1,018,990	148,674
Net Change in FV of ED’s Other Revenue	1,807,601	1,575,505	1,250,961	149,262	239,701	311,243

Total Revenues	64,272,479	70,816,932	41,088,198	39,041,117	36,909,321	34,159,369	16,451,306	4,448,289

Benefits and Expenses
Claims and Benefits	32,958,111	31,447,754	17,232,038	15,507,499	15,765,869	14,897,615	8,399,500
Annuity Interest	8,763,595	9,724,666	4,762,521	3,948,668	3,876,829	1,989,000
Policy Acquisition & Insurance costs	12,856,683	16,751,414	9,052,163	8,991,772	7,405,339	6,341,697	200,175
Financing Costs	—	—	—	—	—	—	—	—
Operating Expenses	1,991,214	3,133,536	1,326,416	1,846,935	1,378,915	1,705,631	1,191,465	873,278

Total Benefits and Expenses	56,569,603	61,057,370	32,373,138	30,294,874	28,426,952	24,933,943	9,791,140	873,278
Cumulative Effect	—	—	—	—	—	—	—	—

Net Income (Loss)	$7,702,876	$9,759,562	$8,715,060	$8,746,243	$8,482,369	$9,225,426	$6,660,166	$3,575,011

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	(562,825)	(597,464)	(793,008)	(157,755)	263,458	1,505,617	1,018,990	148,674
Net Change in FV of ED’s (3)	—	—	—	—	—	—	—	—
Change in DAC Amort from ED’s	—	—	—	—	—	—	—	—
Shareholder lawsuit settlement	—	—	—	—	—	—	—	—
Transamerica	4,008,208	3,446,911	3,429,323	4,062,300	2,653,060	2,242,565	—	—

Operating (Loss) Income, X-TA	$4,257,493	$6,910,115	$6,078,745	$4,841,698	$5,565,851	$5,477,244	$5,641,176	$3,426,337

Net Income (Loss) per Share
Basic
Shares	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999	21,016,483
Earnings	$0.30	$0.38	$0.34	$0.34	$0.33	$0.36	$0.26	$0.17
Diluted
Shares	27,443,307	27,369,033	27,218,541	27,114,771	27,181,315	27,373,430	26,629,834	22,405,132
Earnings	$0.28	$0.36	$0.32	$0.32	$0.31	$0.34	$0.25	$0.16
Operating (Loss) Income, per fully diluted share X-TA (2)	$0.16	$0.25	$0.22	$0.18	$0.20	$0.20	$0.21	$0.15
Life Insurance In force
Face Amount (000’s)	$52,654,000	$45,407,000	$36,558,000	$31,229,000	$29,960,000	$22,538,000	$15,000,000
Premium	$131,200,000	$110,000,000	$79,200,000	$73,700,000	$73,000,000	$54,900,000	$40,000,000
Annuity Deposits (000s)	$1,651,256	$1,603,383	$1,625,983	$1,607,049	$1,510,639	$1,283,676	$1,057,702
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	3.10%	4.42%	3.23%	4.73%	3.74%	4.99%	7.24%	19.63%
YTD	3.10%	4.09%	3.89%	4.25%	3.74%	6.85%	9.88%	19.63%
Book Value per Share (1)	$15.64	$15.37	$15.18	$14.95	$14.88	$14.72	$14.55	$14.03

(1)	Computed as reported BV divided by outstanding shares.

(2)	Utilizies fully diluted shares even if they are anti-dilutive.

(3)	Includes cumulative effect of a change in accounting principle.